UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On August 18, 2021, Howmet Aerospace Inc. (the “Company” or “Howmet Aerospace”) issued a press release announcing an additional share repurchase program of up to $1.5 billion of its outstanding common stock (the “August 2021 Share Repurchase Program”) authorized by its Board of Directors (the “Board”), a proposed offering of senior notes (the “Notes”) and the commencement of a cash tender offer to purchase up to $600 million of its outstanding 6.875% Notes due 2025 (the “Tender Offer”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

The Board had previously authorized a share repurchase program in the aggregate of $500 million, of which approximately $77 million authorization remains available (the “Prior Remaining Authorization”). As of the date of this report, the Company has a total of up to $1.577 billion repurchase authorization available pursuant to the August 2021 Share Repurchase Program and the Prior Remaining Authorization. The Company currently has approximately 429 million shares of common stock outstanding.

Under its share repurchase programs, the Company may repurchase shares by means of trading plans established from time to time in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, block trades, private transactions, open market repurchases and/or accelerated share repurchase agreements or other derivative transactions. Under its share repurchase programs, the Company may repurchase shares from time to time, in amounts, at prices, and at such times as the Company deems appropriate, subject to market conditions, legal requirements and other considerations, including limits under the Company’s $1.0 billion Five-Year Revolving Credit Agreement. There is no stated expiration for the share repurchase programs. The Company is not obligated to repurchase any specific number of shares or to do so at any particular time, and the share repurchase programs may be suspended, modified or terminated at any time without prior notice. For more information with respect to limitations under the Company’s $1.0 billion Five-Year Revolving Credit Agreement, see Note O to the Company’s consolidated financial statements in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

The Company intends to use the net proceeds from the proposed offering of the Notes, along with cash on hand if necessary, to fund the purchase price for up to $600 million in aggregate principal amount of its outstanding 6.875% Notes due 2025 to the extent tendered and accepted by the Company for purchase in the Tender Offer, and to pay related transaction fees, including applicable premiums and expenses. If there are any net proceeds remaining from the offering, including if the Tender Offer is not consummated, the Company intends to use such funds for general corporate purposes, which may include the repayment and/or repurchase of certain of its outstanding securities as may be determined by the Company’s management. To the extent the 6.875% Notes due 2025 are purchased in the Tender Offer at a premium, the aggregate amount of such premium will be reflected as a charge to Interest expense, net in the Company’s Consolidated Statement of Operations and recorded in the 2021 third quarter. Assuming completion of the proposed offering of the Notes at anticipated market rates and full tender into the Company’s offer to purchase of $600 million aggregate principal amount of the 6.875% Notes due 2025, the Company anticipates that the proposed debt actions will result in a reduction of annual interest expense and better spread out the Company’s debt maturities over the next several years. The offering of the Notes is not conditioned upon the consummation of the Tender Offer. The Tender Offer is being made pursuant to the relevant Offer to Purchase.

This Current Report on Form 8-K does not constitute an offer to sell the Notes or a solicitation of an offer to buy the 6.875% Notes due 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Howmet Aerospace Inc. press release dated August 18, 2021.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements, forecasts and outlook relating to the intended conduct, timing and terms of the proposed offering and the Tender Offer, related financing plans and any future actions by Howmet Aerospace in respect of the 6.875% Notes due 2025 subject to the Tender Offer, the condition of end markets, future financial results or operating performance, future strategic actions, Howmet Aerospace's strategies, outlook, and business and financial prospects, future interest expense and any future dividends and repurchases of its debt or equity securities. These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include, but are not limited to: (a) uncertainty of the duration, extent and impact of the COVID-19 pandemic on Howmet Aerospace’s business, results of operations, and financial condition; (b) deterioration in global economic and financial market conditions generally, including as a result of pandemic health issues (including COVID-19 and its effects, among other things, on global supply, demand, and distribution disruptions as the COVID-19 pandemic continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations); (c) unfavorable changes in the markets served by Howmet Aerospace; (d) the impact of potential cyber-attacks and information technology or data security breaches; (e) the loss of significant customers or adverse changes in customers’ business or financial conditions; (f) manufacturing difficulties or other issues that impact product performance, quality or safety; (g) inability of suppliers to meet obligations due to supply chain disruptions or otherwise; (h) the inability to achieve revenue growth, cash generation, cost savings, restructuring plans, cost reductions, improvement in profitability, or strengthening of competitiveness and operations anticipated or targeted; (i) competition from new product offerings, disruptive technologies or other developments; (j) geopolitical, economic, and regulatory risks relating to Howmet Aerospace’s global operations, including compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation, which can expose Howmet Aerospace to substantial costs and liabilities; (l) failure to comply with government contracting regulations; (m) adverse changes in discount rates or investment returns on pension assets; and (n) the other risk factors summarized in Howmet Aerospace’s Form 10-K for the year ended December 31, 2020 and other reports filed with the U.S. Securities and Exchange Commission. Market projections are subject to the risks discussed above and other risks in the market. The statements in this report are made as of the date of report, even if subsequently made available by Howmet Aerospace on its website or otherwise. The Company disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: August 18, 2021	By:	/s/ Ramon Ceron
	Name:	Ramon Ceron
	Title:	Vice President and Treasurer